Aris Industries, Inc. Certification under Section 906 of the Sarbanes/Oxley Act - Filed as an Exhibit to 10-K/A for the Year Ended December 31, 2003

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Aris Industries, Inc. (the "Company"), does hereby certify, to such officer's knowledge, That:

(1) The Company's Annual Report of Form 10-K/A for the year ended December 31, 2003 ("Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



BY /s/ ARNOLD H. SIMON
----------------------
Arnold H. Simon
Chief Executive Officer
August 11, 2004



BY /s/ PAUL SPECTOR
-------------------
Paul Spector
Chief Financial Officer
August 11, 2004